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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549-1004

                        ---------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JULY 28, 1999

                                 CBS CORPORATION
                               -------------------
                          (Exact name of registrant as
                            specified in its charter)


      Pennsylvania                     1-977                  25-0877540
---------------------------          -----------           ---------------
(State or other jurisdiction         (Commission            (IRS Employer
     of incorporation)               File Number)       Identification Number)



        51 West 52nd Street, New York, NY                        10019
    ----------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)


                                 (212) 975-4321
                                ----------------
              (Registrant's telephone number, including area code)





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Item 5.    Other Events
           ------------

     On July 28, 1999 the Registrant issued a press release regarding the election of Leslie Moonves to the Board of Directors, effective July 28, 1999.

     On July 29, 1999 the Registrant issued a press release regarding the election of Patty Stonesifer to the Board of Directors, effective December 1, 1999.


Item 7.    Financial Statements, Pro Forma Financial Information
           ------------------------------------------------------
           and Exhibits
           ------------

(c) Exhibits

Exhibit    Description
-------    --------------

99.1 Press Release concerning the election of Leslie Moonves to the Board of Directors.

99.2 Press Release concerning the election of Patty Stonesifer to the Board of Directors.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CBS CORPORATION
                                     (Registrant)




                                     By: /s/ Angeline C. Straka
                                        ----------------------------------
                                        Angeline C. Straka
                                        Vice President, Secretary and
                                        Deputy General Counsel



Date: July 29, 1999